UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2024

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Airport Industrial Drive Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	GTLS	New York Stock Exchange
Depositary shares, each representing 1/20th interest in a share of 6.75% Series B Mandatory Convertible Preferred Stock, par value $0.01	GTLS.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Chart Industries, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) on May 21, 2024. At the Annual Meeting, the following matters were submitted to a vote:

•	the election of ten directors for a term of one year;

•	the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;

•	the approval, on an advisory basis, of the Company’s executive compensation; and

•	the approval and adoption of the Chart Industries, Inc. 2024 Omnibus Equity Plan (the “2024 Omnibus Plan”).

As of the March 28, 2024 record date, there were 42,039,009 shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of 38,571,127 shares were represented at the Annual Meeting, constituting a quorum.

At the Annual Meeting, all of the proposals were approved as recommended to stockholders in the definitive proxy statement (the “Proxy Statement”) for the Annual Meeting. All ten directors were elected, the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024 was ratified, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis, and stockholders approved and adopted the 2024 Omnibus Plan.

The vote with respect to the election of directors was as follows:

Election of Directors	For	Withheld	Broker Non-Votes
Jillian C. Evanko	36,418,323	79,865	2,072,939
Andrew C. Cichocki	36,402,592	95,596	2,072,939
Paula M. Harris	36,413,994	84,194	2,072,939
Linda A. Harty	36,210,637	265,233	2,072,939
Paul E. Mahoney	36,411,497	86,691	2,072,939
Singleton B. McAllister	36,358,673	139,515	2,072,939
Michael L. Molinini	36,312,448	185,740	2,072,939
David M. Sagehorn	36,405,370	92,818	2,072,939
Spencer S. Stiles	36,393,848	104,340	2,072,939
Roger A. Strauch	36,386,016	112,172	2,072,939

The vote with respect to the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm	38,546,249	9,942	14,936	0

The advisory vote with respect to the approval of the compensation of the Company’s named executive officers was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval, on an Advisory Basis, of the Company’s Executive Compensation	32,339,164	4,117,190	41,834	2,072,939

The vote with respect to the approval and adoption of the 2024 Omnibus Plan was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval and Adoption of the 2024 Omnibus Plan	24,767,137	11,627,598	103,453	2,072,939

For information on how the votes for the above matters were tabulated, see the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: May 21, 2024

	By:	/s/ Jillian C. Evanko
Jillian C. Evanko
President and Chief Executive Officer